UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 22, 2012

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One AMD Place

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2012, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Advanced Micro Devices, Inc. (the “Company”) approved the following retention awards with respect to certain Named Executive Officers of the Company (as set forth in the Company’s most recent proxy statement filed with the Securities and Exchange Commission on March 15, 2012):

Named Executive Officer	Cash	Restricted Stock Units

Mark D. Papermaster, Senior Vice President and Chief Technology Officer	$450,000	205,450

Harry A. Wolin, Senior Vice President, General Counsel and Secretary	$250,000	114,140

These awards will be granted on January 15, 2013 (the “Date of Grant”). The restricted stock units will be granted under the Company’s 2004 Equity Incentive Plan, as amended. 50% of the restricted stock units will vest and 50% of the cash will be paid on each the first and second anniversaries of the Date of Grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2012	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Faina Roeder
	Name:	Faina Roeder
	Title:	Assistant Secretary

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